Exhibit 99.1
FOR IMMEDIATE RELEASE
April 29, 2010
Huron Consulting Group Reports First Quarter 2010 Financial Results
•	Revenues were $138.9 million for Q1 2010 compared to $151.1 million in Q1 2009.

•	Diluted earnings per share from continuing operations for Q1 2010 was $0.14 compared to $0.28 in Q1 2009.

•	Average number of full-time billable consultants(2) totaled 1,272 for Q1 2010 compared to 1,471 for Q1 2009, reflecting strategic and cost-reduction actions taken in 2009. Average number of full-time equivalent professionals(5) totaled 994 for Q1 2010 compared to 710 in the same period last year.

•	Company reiterates full year 2010 revenue guidance in a range of $600.0 million to $640.0 million.
CHICAGO — April 29, 2010 — Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of business consulting services, today announced financial results for the first quarter ended March 31, 2010.
“Huron performed in line with our expectations during the first quarter. In spite of the continued economic uncertainties, which we anticipated would make this a challenging quarter, we saw renewed strength in our Legal Consulting segment and some improvement in the factors impacting our Health and Education Consulting and Financial Consulting segments. We expect this will lead to improved results in subsequent quarters,” said James H. Roth, chief executive officer, Huron Consulting Group. “We remain confident that we are well positioned to increase our revenue across all three of our segments during the remainder of the year, consistent with the reaffirmation of our full year 2010 guidance.”
First Quarter 2010 Results
In evaluating the Company’s financial performance and consistent with previous periods, the Company has adopted the use of certain non-GAAP measures for a comparison to prior periods and for guidance as described below under “Use of Non-GAAP Financial Measures.”
Revenues for the first quarter of 2010 were $138.9 million compared to $151.1 million for the first quarter of 2009. The Company’s first quarter 2010 operating income was $7.8 million compared to $14.3 million in the first quarter of 2009. Net income from continuing operations was $2.9 million, or $0.14 per diluted share, for the first quarter of 2010 compared to $5.6 million, or $0.28 per diluted share, for the same period last year. Net income was $2.5 million, or $0.12 per diluted share, for the first quarter of 2010 compared to $7.1 million, or $0.35 per diluted share, for the same period last year.
First quarter 2010 earnings before interest, taxes, depreciation and amortization (“EBITDA”)(6) decreased 38.0% to $13.4 million, or 9.6% of revenues, compared to $21.6 million, or 14.3% of revenues, in the comparable quarter last year. Adjusted EBITDA(6), which excludes non-cash compensation expense(1) and restatement related expenses, was $14.1 million, or 10.2% of revenues, in the first quarter of 2010, compared to $25.0 million, or 16.5% of revenues, in the comparable quarter last year.

The average number of full-time billable consultants(2) was 1,272 in the first quarter of 2010 compared to 1,471 in the same quarter last year. Full-time billable consultant utilization rate was 64.3% during the first quarter of 2010 compared with 68.7% during the same period last year. Average billing rate per hour for full-time billable consultants was $248 for the first quarter of 2010 compared to $253 for the first quarter of 2009. The average number of full-time equivalent professionals(5) totaled 994 in the first quarter of 2010 compared to 710 for the comparable period in 2009.
Operating Segments
Huron’s results reflect a portfolio of service offerings focused on helping clients address complex business challenges.
Effective January 1, 2010, the Company reorganized its practice areas and service lines to align Huron to better meet market demand and serve clients. Under the new organizational structure, Huron has three operating segments as follows: Health and Education Consulting, Legal Consulting and Financial Consulting, representing approximately 55%, 25% and 20% of the Company’s total revenues, respectively. Financial Consulting is the combination of the Company’s previously named Accounting & Financial Consulting and Corporate Consulting segments. The Financial Consulting segment primarily includes the Restructuring and Turnaround, Disputes and Investigations, Accounting Advisory, and Utilities businesses. The Health and Education Consulting and Legal Consulting segments remain unchanged.
Financial results by segment are included in the attached schedules and in Huron’s Form 10-Q filing for the quarter ended March 31, 2010. Segment information includes 2009 results reported under the new segment structure, which became effective January 1, 2010.
Discontinued Operations
During the fourth quarter of 2009, the Company completed the sale of its Strategy (Galt) business, which was a component of the Financial Consulting segment. Additionally, the Company has executed a non-binding term sheet with a prospective buyer and currently expects to complete the sale of the Japan operations, which is also a component of the Financial Consulting segment, in the second quarter of 2010. Results for these businesses are reported as discontinued operations for the periods presented.
Outlook for 2010
The Company reiterates guidance for full year 2010 from continuing operations, including revenues before reimbursable expenses in a range of $600.0 million to $640.0 million. The Company also continues to expect EBITDA(6) in a range of $98.5 million to $106.0 million, Adjusted EBITDA(6) in a range of $107.0 million to $114.5 million, GAAP diluted earnings per share from continuing operations in a range of $1.55 to $1.75, and non-GAAP adjusted diluted earnings per share(6) in a range of $2.00 to $2.20.
Beginning in 2010, the Company no longer excludes share-based compensation from non-GAAP and EBITDA calculations.
First Quarter 2010 Webcast
The Company will host a webcast to discuss its financial results today at 9:00 a.m. Eastern Time (8:00 a.m. Central Time). The conference call is being webcast by Thomson and can be accessed at Huron Consulting Group’s website at http://ir.huronconsultinggroup.com. A replay will be available approximately two hours after the conclusion of the webcast and for 90 days thereafter.

About Huron Consulting Group
Huron Consulting Group helps clients in diverse industries improve performance, comply with complex regulations, resolve disputes, recover from distress, leverage technology, and stimulate growth. The Company teams with its clients to deliver sustainable and measurable results. Huron provides services to a wide variety of both financially sound and distressed organizations, including leading academic institutions, healthcare organizations, Fortune 500 companies, medium-sized businesses, and the law firms that represent these various organizations. Learn more at www.huronconsultinggroup.com.
Use of Non-GAAP Financial Measures(6)
In evaluating the Company’s financial performance and outlook, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA as a percentage of revenues, adjusted net income and adjusted diluted earnings per share, which are non-GAAP measures. Management believes that such measures, as supplements to net income and diluted earnings per share and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of our core operating results and future prospects without the effect of non-cash or other one-time items and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and to repay debt. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. The reconciliation of these measures to the most comparable GAAP measures are included in the attached schedules.
Statements in this press release, including the information incorporated by reference herein, that are not historical in nature, including those concerning the Company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “assumes,” “can,” “considers,” “could,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “continues”. Risks, uncertainties and assumptions that could impact the Company’s forward-looking statements relate, among other things, to (i) the restatement, (ii) the Securities and Exchange Commission (“SEC”) investigation with respect to the restatement and the related purported private shareholder class action lawsuit and derivative lawsuits, (iii) the SEC investigation and related Company inquiry into the allocation of time within a certain practice group, (iv) the request by the United States Attorney’s Office (“USAO”) for the Northern District of Illinois for certain documents and (v) the cost reduction program implemented in the third quarter of 2009. In addition, these forward-looking statements reflect our current expectation about our future results, levels of activity, performance, or achievements, including, without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization rates, billing rates, and the number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions, including those in the credit markets, do not continue to deteriorate substantially. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. See “Risk Factors” in our 2009 Annual Report on Form 10-K for a description of the material risks we face.
Media Contact:
Jennifer Frost Hennagir
312-880-3260
jfrost-hennagir@huronconsultinggroup.com
Investor Contact:
James K. Rojas, Chief Financial Officer
or
Ellen Wong
312-583-8722
investor@huronconsultinggroup.com
###

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three months ended
	March 31,
	2010	2009
Revenues and reimbursable expenses:
Revenues	$138,893	$151,130
Reimbursable expenses	12,673	13,412

Total revenues and reimbursable expenses	151,566	164,542
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	94,608	96,254
Intangible assets amortization	886	1,686
Reimbursable expenses	12,724	13,438

Total direct costs and reimbursable expenses	108,218	111,378

Operating expenses:
Selling, general and administrative	30,115	33,293
Restatement related expenses	759	—
Depreciation and amortization	4,644	5,572

Total operating expenses	35,518	38,865

Operating income	7,830	14,299
Other income (expense):
Interest expense, net of interest income	(2,955)	(2,734)
Other income (expense)	246	(473)

Total other expense	(2,709)	(3,207)

Income from continuing operations before income tax expense	5,121	11,092
Income tax expense	2,205	5,478

Net income from continuing operations	2,916	5,614
(Loss) income from discontinued operations, net of tax	(402)	1,462

Net income	$2,514	$7,076

Net earnings (loss) per basic share:
Income from continuing operations	$0.14	$0.29
(Loss) income from discontinued operations, net of tax	$(0.02)	$0.07

Net income	$0.12	$0.36

Net earnings (loss) per diluted share:
Income from continuing operations	$0.14	$0.28
(Loss) income from discontinued operations, net of tax	$(0.02)	$0.07

Net income	$0.12	$0.35

Weighted average shares used in calculating earnings (loss) per share:
Basic	20,296	19,528
Diluted	20,496	20,252

HURON CONSULTING GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(Unaudited)

	March 31,	December 31,
	2010	2009

Assets
Current assets:
Cash and cash equivalents	$893	$5,715
Receivables from clients, net	73,520	90,543
Unbilled services, net	48,919	37,558
Income tax receivable	25,555	18,911
Deferred income taxes	8,032	16,338
Prepaid expenses and other current assets	14,981	19,437
Current assets of discontinued operations	4,514	4,281

Total current assets	176,414	192,783
Property and equipment, net	36,009	39,147
Deferred income taxes	19,552	21,298
Other non-current assets	17,088	14,383
Intangible assets, net	20,488	22,406
Goodwill	464,270	464,169
Non-current assets of discontinued operations	—	29

Total assets	$733,821	$754,215

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,962	$7,150
Accrued expenses	30,900	29,201
Accrued payroll and related benefits	23,138	71,473
Accrued consideration for business acquisitions	—	63,188
Income tax payable	601	874
Deferred revenues	14,733	13,764
Current portion of capital lease obligations	202	278
Current liabilities of discontinued operations	2,568	7,065

Total current liabilities	86,104	192,993
Non-current liabilities:
Deferred compensation and other liabilities	6,938	6,131
Capital lease obligations, net of current portion	5	5
Bank borrowings	301,000	219,000
Deferred lease incentives	8,442	8,681
Non-current liabilities of discontinued operations	427	416

Total non-current liabilities	316,812	234,233

Stockholders’ equity
Common stock; $0.01 par value; 500,000,000 shares authorized; 23,100,312 and 22,624,515 shares issued at March 31, 2010 and December 31, 2009, respectively	217	213
Treasury stock, at cost, 1,073,390 and 995,409 shares at March 31, 2010 and December 31, 2009, respectively	(54,459)	(51,561)
Additional paid-in capital	340,618	335,272
Retained earnings	46,372	43,858
Accumulated other comprehensive loss	(1,843)	(793)

Total stockholders’ equity	330,905	326,989

Total liabilities and stockholders’ equity	$733,821	$754,215

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	March 31,
	2010	2009
Cash flows from operating activities:
Net income	$2,514	$7,076
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	5,597	7,445
Share-based compensation	5,965	6,638
Non-cash compensation	—	3,762
Allowances for doubtful accounts and unbilled services	(1,078)	(1,261)
Deferred income taxes	10,382	2,931
Changes in operating assets and liabilities, net of businesses acquired:
Decrease in receivables from clients	15,342	630
Increase in unbilled services	(8,703)	(4,564)
Increase in current income tax receivable / payable, net	(7,014)	(49)
Increase in other assets	(2,445)	(503)
Increase in accounts payable and accrued liabilities	9,213	532
Decrease in accrued payroll and related benefits	(52,784)	(18,838)
Increase (decrease) in deferred revenues	966	(1,747)

Net cash (used in) provided by operating activities	(22,045)	2,052

Cash flows from investing activities:
Purchases of property and equipment, net	(566)	(3,598)
Net investment in life insurance policies	(171)	(154)
Purchases of businesses	(63,277)	(46,203)
Sale of business	3,692	—

Net cash used in investing activities	(60,322)	(49,955)

Cash flows from financing activities:
Proceeds from exercise of stock options	17	43
Shares redeemed for employee tax withholdings	(1,111)	(1,548)
Tax (expense) benefit from share-based compensation	(2,265)	3,963
Proceeds from borrowings under credit facility	162,000	100,500
Repayments on credit facility	(80,000)	(59,000)
Payments of capital lease obligations	(76)	(98)

Net cash provided by financing activities	78,565	43,860

Effect of exchange rate changes on cash	(789)	(497)

Net decrease in cash and cash equivalents	(4,591)	(4,540)
Cash and cash equivalents at beginning of the period	6,459	14,106

Cash and cash equivalents at end of the period(*)	$1,868	$9,566

*	Cash and cash equivalents presented herein includes $975 thousand and $919 thousand of cash and cash equivalents classified as discontinued operations as of March 31, 2010 and 2009, respectively.

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended		Percent
	March 31,		Increase
	2010	2009	(Decrease)
Segment and Consolidated Operating Results (in thousands):
Health and Education Consulting:
Revenues	$76,914	$92,022	(16.4%)
Operating income (1)	$21,066	$33,640	(37.4%)
Segment operating income as a percent of segment revenues	27.4%	36.6%
Legal Consulting:
Revenues	$33,105	$22,868	44.8%
Operating income	$7,419	$3,241	128.9%
Segment operating income as a percent of segment revenues	22.4%	14.2%
Financial Consulting:
Revenues	$28,874	$36,240	(20.3%)
Operating income (1)	$4,723	$5,598	(15.6%)
Segment operating income as a percent of segment revenues	16.4%	15.4%
Total Company:
Revenues	$138,893	$151,130	(8.1%)
Reimbursable expenses	12,673	13,412	(5.5%)

Total revenues and reimbursable expenses	$151,566	$164,542	(7.9%)

Statement of operations reconciliation:
Segment operating income	$33,208	$42,479	(21.8%)
Charges not allocated at the segment level:
Other selling, general and administrative expenses	20,734	22,608	(8.3%)
Depreciation and amortization expense	4,644	5,572	(16.7%)

Total operating income	7,830	14,299	(45.2%)
Other expense, net	(2,709)	(3,207)	(15.5%)

Income from continuing operations before income tax expense	$5,121	$11,092	(53.8%)

Other Operating Data:
Number of full-time billable consultants (at period end) (2):
Health and Education Consulting	847	895	(5.4%)
Legal Consulting	127	161	(21.1%)
Financial Consulting	261	399	(34.6%)

Total	1,235	1,455	(15.1%)
Average number of full-time billable consultants (for the period) (2):
Health and Education Consulting	861	902
Legal Consulting	137	162
Financial Consulting	274	407

Total	1,272	1,471
Full-time billable consultant utilization rate (3):
Health and Education Consulting	68.1%	78.0%
Legal Consulting	55.2%	53.7%
Financial Consulting	56.9%	54.2%
Total	64.3%	68.7%

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009
Other Operating Data:
Full-time billable consultant average billing rate per hour (4):
Health and Education Consulting	$237	$246
Legal Consulting	$266	$233
Financial Consulting	$283	$282
Total	$248	$253
Revenue per full-time billable consultant (in thousands):
Health and Education Consulting	$76	$92
Legal Consulting	$64	$57
Financial Consulting	$76	$72
Total	$74	$82
Average number of full-time equivalents (for the period) (5):
Health and Education Consulting	141	97
Legal Consulting	727	503
Financial Consulting	126	110

Total	994	710
Revenue per full-time equivalents (in thousands):
Health and Education Consulting	$84	$95
Legal Consulting	$33	$27
Financial Consulting	$65	$64
Total	$44	$42

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December
	2009	2009	2009	31, 2009
Segment and Consolidated Operating Results (in thousands):
Health and Education Consulting:
Revenues	$92,022	$91,469	$99,714	$90,676
Operating income	$33,640	$34,430	$38,676	$34,549
Segment operating income as a percent of segment revenues	36.6%	37.6%	38.8%	38.1%
Legal Consulting:
Revenues	$22,868	$31,241	$29,314	$31,401
Operating income	$3,241	$7,715	$5,360	$5,719
Segment operating income as a percent of segment revenues	14.2%	24.7%	18.3%	18.2%
Financial Consulting:
Revenues	$36,240	$31,736	$36,983	$35,036
Operating income	$5,598	$3,899	$6,299	$12,156
Segment operating income as a percent of segment revenues	15.4%	12.3%	17.0%	34.7%
Total Company:
Revenues	$151,130	$154,446	$166,011	$157,113
Reimbursable expenses	13,412	12,111	13,838	11,479

Total revenues and reimbursable expenses	$164,542	$166,557	$179,849	$168,592

Statement of operations reconciliation:
Segment operating income	$42,479	$46,044	$50,335	$52,424
Charges not allocated at the segment level:
Other selling, general and administrative expenses	22,608	22,469	33,674	25,892
Depreciation and amortization expense	5,572	5,659	5,502	5,459
Impairment charge on goodwill	—	—	67,034	—

Total operating income (loss)	14,299	17,916	(55,875)	21,073
Other expense, net	(3,207)	(2,377)	(2,236)	(2,553)

Income (loss) from continuing operations before income tax expense	$11,092	$15,539	$(58,111)	$18,520

Other Operating Data:
Number of full-time billable consultants (at period end) (2):
Health and Education Consulting	895	868	844	857
Legal Consulting	161	141	134	141
Financial Consulting	399	363	343	286

Total	1,455	1,372	1,321	1,284
Average number of full-time billable consultants (for the period) (2):
Health and Education Consulting	902	887	858	854
Legal Consulting	162	152	140	140
Financial Consulting	407	388	354	316

Total	1,471	1,427	1,352	1,310
Full-time billable consultant utilization rate (3):
Health and Education Consulting	78.0%	75.3%	75.1%	72.4%
Legal Consulting	53.7%	61.9%	58.0%	54.6%
Financial Consulting	54.2%	56.4%	61.6%	55.9%
Total	68.7%	68.7%	69.8%	66.5%

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009
Other Operating Data:
Full-time billable consultant average billing rate per hour (4):
Health and Education Consulting	$246	$262	$299	$287
Legal Consulting	$233	$212	$188	$192
Financial Consulting	$282	$270	$291	$315
Total	$253	$259	$288	$285
Revenue per full-time billable consultant (in thousands):
Health and Education Consulting	$92	$93	$106	$94
Legal Consulting	$57	$61	$51	$45
Financial Consulting	$72	$71	$83	$81
Total	$82	$84	$94	$86
Average number of full-time equivalents (for the period) (5):
Health and Education Consulting	97	109	107	132
Legal Consulting	503	678	645	750
Financial Consulting	110	65	108	138

Total	710	852	860	1,020
Revenue per full-time equivalents (in thousands):
Health and Education Consulting	$95	$81	$85	$76
Legal Consulting	$27	$32	$34	$34
Financial Consulting	$64	$63	$71	$68
Total	$42	$41	$45	$44

(1)	Includes non-cash compensation expense, which represents acquisition-related payments made by the Company to selling shareholders of certain acquired businesses that were subsequently redistributed by such selling shareholders, as follows (in thousands). See the Company’s Form 10-K for the year ended December 31, 2009 for additional information.

Three Months Ended
March 31, 2009
Health and Education Consulting	$2,634
Financial Consulting	812

Total	$3,446

(2)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.

(3)	Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(4)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.

(5)	Consists of consultants who work variable schedules as needed by our clients, as well as contract reviewers and other professionals who generate revenues primarily based on number of hours worked and units produced, such as pages reviewed and data processed. Also includes full-time employees who provide software support and maintenance services to our clients.

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME (LOSS) TO
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (6)
(In thousands)
(Unaudited)

	Three months ended
	March 31,
	2010	2009

Revenues	$138,893	$151,130

Net income from continuing operations	$2,916	$5,614
Add back:
Income tax expense	2,205	5,478
Interest and other expenses	2,709	3,207
Depreciation and amortization	5,530	7,258

Earnings before interest, taxes, depreciation and amortization (EBITDA) (6)	13,360	21,557
Add back:
Non-cash compensation (1)	—	3,446
Restatement related expenses	759	—

Adjusted EBITDA (6)	$14,119	$25,003

Adjusted EBITDA as a percentage of revenues (6)	10.2%	16.5%

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (6)
(In thousands)
(Unaudited)

	Three months ended
	March 31,
	2010	2009
Net income from continuing operations	$2,916	$5,614

Weighted average shares — diluted	20,496	20,252
Diluted earnings per share from continuing operations	$0.14	$0.28

Add back:
Amortization of intangible assets	1,894	2,996
Non-cash compensation (1)	—	3,446
Restatement related expenses	759	—
Tax effect	(1,088)	(1,228)

Total adjustments, net of tax	1,565	5,214

Adjusted net income from continuing operations (6)	$4,481	$10,828

Weighted average shares — diluted	20,496	20,252
Adjusted diluted earnings per share (6)	$0.22	$0.53

(6)	In evaluating the Company’s financial performance, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income, and adjusted diluted earnings per share, which are non-GAAP measures. Management believes that the use of such measures, as supplements to net income, diluted earnings per share and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of our core operating results and future prospects without the effect of non-cash or other one-time items and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and to repay debt. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.